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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): JANUARY 3, 2001


                          TRANSKARYOTIC THERAPIES, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
        ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-21481                                      04-3027191
-----------------------------               -----------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                 02139
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.
         ------------

         On January 3, 2001, Transkaryotic Therapies, Inc. ("TKT") announced that it has received a complete review letter from the U.S. Food and Drug Administration (FDA) concerning its Biologics License Application (BLA) for Replagal(TM) (agalsidase alfa), an investigational enzyme replacement therapy for the treatment of Fabry disease. In the letter, the FDA has asked for further explanation in several areas and requested additional data. TKT has initiated the collection of these data, but until there is an opportunity for further discussion with the FDA, TKT cannot make projections about the timing of future FDA decisions concerning the approval of Replagal.


         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

         (c)      Exhibits.

                  99.1 Press Release

                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2001               REGISTRANT

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By: /s/ DANIEL E. GEFFKEN
                                            -----------------------------------
                                            Daniel E. Geffken
                                            Vice President, Finance and
                                            Chief Financial Officer

                                      -3-

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION

99.1                                                 Press Release

                                      -4-